Exhibit 99.1

Ethos Reports Second Quarter Fiscal Year 2026 Financial Results

•
Q2 Revenue grew 113% year-over-year to $190 million
•
Q2 Direct Channel Revenue grew 131% year-over-year to $116 million
•
Q2 Third-Party Revenue grew 90% year-over-year to $73 million
•
Board of Directors authorized a share repurchase program of up to $100 million of Ethos' Class A common stock

Austin, TX — August 3, 2026 — Ethos (Nasdaq: LIFE), a leading life insurance technology company on a mission to democratize access to life insurance, today announced its financial results for the second quarter ended June 30, 2026.

"Q2 was our second consecutive quarter of over 100% year-over-year growth, extending a streak of durable, multi-year growth we've built quarter over quarter," said Peter Colis, CEO and Co-Founder of Ethos." In Q2 alone, we protected more than 100,000 additional families at a pace that shows just how fast our growth is compounding."

In addition to the release of financial results, Ethos announced today that its Board of Directors has authorized a share repurchase program of up to $100 million of the Company’s outstanding Class A common stock.

Second Quarter 2026 Financial Highlights

•
Revenue: Grew 113% year-over-year to $189.6 million
•
Direct Channel Revenue: Grew 131% year-over-year to $116.5 million with similar year-over-year unit economics
•
Third-Party Channel Revenue: Grew 90% year-over-year to $73.1 million
•
Net Income: $19.5 million, representing a 10% margin
•
Non-GAAP Net Income: $35.0 million, representing an 18% margin
•
Adjusted EBITDA: $35.2 million, representing a 19% margin
•
Gross Profit: $185.5 million, representing a 98% gross profit margin
•
Contribution Profit: $62.3 million, a 33% contribution profit margin
•
Net Income per Share: basic was $0.31 and diluted was $0.30 per share
•
Non-GAAP Net Income per Share: diluted was $0.53 per share
•
Cash Flow: $35.7 million net cash provided by operations

Second Quarter 2026 Business Highlights

•
Families Protected: Activated 107,847 new policies in Q2, representing 133% year-over-year growth
•
Reported Average Revenue per Unit: $1,758, representing an 8% year-over-year decline due to channel/product mix

•
Product Innovation: Launched Juvenile IUL with North American

Financial Outlook

For the third quarter of 2026, Ethos expects the following:

•
Total Revenue: Between $160 million and $164 million, representing a 73% increase year-over-year at the midpoint
•
Adjusted EBITDA: Between $23 million and $25 million

For the full fiscal year 2026, Ethos expects the following:

•
Total Revenue: Between $727 million and $731 million, representing an 88% increase year-over-year at the midpoint
•
Adjusted EBITDA: Between $119 million and $123 million

Ethos’ financial outlook for the third quarter and full fiscal year 2026 are forward-looking, and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net income, the most directly comparable GAAP measure, is not available without unreasonable efforts due to high variability and complexity and low visibility with respect to certain charges excluded from this non-GAAP measure, including interest expense, interest income, and income tax expenses. Ethos expects the variability of these items could have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

Ethos will host a conference call for analysts and investors to discuss its earnings results for the second quarter 2026 and outlook for its third fiscal quarter and fiscal year 2026 today at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). A live webcast and accompanying presentation can be accessed through the events section of the Ethos investor relations website at investors.ethos.com. A recorded webcast of the event will also be available on the Ethos Investor Relations website.

Non-GAAP Financial Information

Ethos has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We believe that non-GAAP financial measures, among others, provide important supplemental information to management and investors, help evaluate our business, identify trends affecting our performance, formulate business plans, and make strategic decisions.

The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below.

Adjusted EBITDA - Ethos defines Adjusted EBITDA as net income excluding interest expense, interest income, income tax expense (benefit), depreciation and amortization, and stock-based compensation expense and related taxes as set forth in the table below. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. Ethos uses Adjusted EBITDA and Adjusted EBITDA Margin to assess performance, to inform the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies, and to assist its board of directors in monitoring its business and financial performance. Ethos believes that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors about its business and financial performance, enhance their overall understanding of its past performance and future prospects, including by providing consistency and comparability with its past financial performance, and allow for greater transparency with respect to measures used by its management in investors’ financial and operational decision making. In addition, Ethos believes Adjusted EBITDA is widely used by investors, securities analysts, and other parties in evaluating companies in its industry as a measure of operational performance.

Contribution Profit - Ethos defines Contribution Profit as gross profit less sales and marketing expense, which includes agent payments and underwriting costs for non-activated policies, plus stock-based compensation and related taxes related to its employees and overhead costs allocated to sales and marketing expenses. Gross profit is defined as revenue less cost of revenue. Cost of revenue primarily consists of underwriting costs associated with activated policies. Overhead costs allocated to sales and marketing expenses include professional fees, technology expenses, and other related expenses. Contribution Margin is calculated by dividing Contribution Profit for a period by revenue for the same period.

Non-GAAP Net Income and Non-GAAP Net Income Per Share, Basic and Diluted - Ethos defines non-GAAP net income as net income/(loss), adjusted to exclude stock-based compensation and related taxes, to provide investors and management with greater visibility into the underlying performance of its recurring core business operations. Ethos defines non-GAAP net income per share, basic, as non-GAAP net income divided by the weighted-average shares outstanding. Ethos defines non-GAAP net income per share, diluted, as non-GAAP net income divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially diluted common stock equivalents outstanding during the period, if any.

About Ethos

Ethos is a leading life insurance technology company on a mission to protect families by democratizing access to life insurance and empowering agents at scale. With its robust three-sided technology platform, Ethos is transforming the life insurance experience for consumers, agents, and carriers alike. Ethos offers instant, accessible products and a seamless online process that requires no medical exams and just a few health questions; it eliminates traditional barriers, making it easier than ever for everyone to protect their families. Ethos is redefining how life insurance is bought, sold, and underwritten.

Learn more at ethos.com.

Investor Relations Contact:

Aaron Turner

ir@ethos.com

Press Contact:
Allyson Savage
press@ethos.com

Forward-Looking Statements

This press release and the related conference call contain express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding potential share repurchases, Ethos’ financial outlook for the fiscal quarter ending September 30, 2026 and the fiscal year ending December 31, 2026, the size of Ethos’ market opportunity, market trends, and Ethos’ business and financial strategy and plans. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” or similar expressions. Such statements are subject to risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. These include, but are not limited to: Ethos’ limited operating history at its current scale, scope and complexity; the growth rate of the markets in which Ethos competes; Ethos’ ability to effectively manage and sustain its growth; Ethos’ ability to compete with existing competitors and new market entrants; Ethos’ ability to attract new and retain existing carriers and agency counterparties; adoption of and engagement with Ethos’ platform by individual agents; Ethos’ brand awareness and the success of its marketing efforts to grow its business; potential damage to Ethos’ reputation; disruptions or other business interruptions that affect the availability of Ethos’ platform. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements contained herein are included in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Ethos’ most recent filings with the Securities and Exchange Commission, including in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026. Except as required by law, Ethos undertakes no obligation, and does not intend, to update these forward-looking statements.

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Statements of Operations

(In Thousands, Except Per Share Data) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue:
Commission	$189,562	$88,849	$382,661	$183,737
Total revenue	189,562	88,849	382,661	183,737
Costs and expenses:
Sales and marketing	128,086	51,748	272,193	108,131
General and administrative	23,910	8,147	204,554	21,543
Technology (exclusive of amortization)	13,871	7,284	40,934	16,942
Cost of revenue	4,026	1,422	7,256	2,997
Depreciation and amortization	1,550	1,406	2,919	2,743
Total costs and expenses	171,443	70,007	527,856	152,356
Income (loss) from operations	18,119	18,842	(145,195)	31,381
Other income (expense):
Interest expense	(616)	(646)	(1,278)	(1,619)
Interest income	1,765	1,549	3,142	3,062
Other income, net	52	26	105	58
Total other income, net	1,201	929	1,969	1,501
Net income (loss) before income tax expense	19,320	19,771	(143,226)	32,882
Income tax expense (benefit)	(211)	1,302	3,634	2,166
Net income (loss)	19,531	18,469	(146,860)	30,716
Deemed dividend on the conversion of Series D and D-1 redeemable convertible preferred stock	—	—	(5,642)	—
Net income (loss) attributable to common stockholders	$19,531	$18,469	$(152,502)	$30,716

Per share data:
Basic net income (loss) per share	$0.31	$1.12	$(2.73)	$1.87
Diluted net income (loss) per share	$0.30	$0.31	$(2.73)	$0.52
Weighted-average shares used in computing basic net income (loss) per share	63,480	16,544	55,805	16,402
Weighted-average shares used in computing diluted net income (loss) per share	65,645	58,794	55,805	58,778

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Balance Sheets

(In Thousands)(Unaudited)

	June 30,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$112,158	$91,091
Short-term investments	56,161	34,876
Accounts receivable, net	57,211	36,498
Commissions receivable-current, net	30,886	28,786
Prepaid and other current assets	45,585	54,553
Total current assets	302,001	245,804
Long-term assets:
Commissions receivable, net	293,394	224,219
Property and equipment, net	10,986	8,189
Operating lease right-of-use assets	1,623	2,183
Goodwill	2,238	2,238
Acquired intangible assets, net of amortization	611	662
Long-term investments	84,536	31,468
Other long-term assets	695	574
Total long-term assets	394,083	269,533
Total assets	$696,084	$515,337
Liabilities, redeemable preferred stock and stockholders’ equity
Current liabilities:
Accounts payable	$80,353	$55,070
Accrued expenses	62,053	39,224
Liabilities related to sale of commissions receivable, current	9,491	11,750
Operating lease liabilities, current	1,031	1,125
Other current liabilities	46,117	6,021
Total current liabilities	199,045	113,190
Long-term liabilities:
Liabilities related to sale of commissions receivable, non-current	8,738	12,509
Operating lease liabilities, non-current	742	1,228
Deferred tax liability	11,393	8,529
Total long-term liabilities	20,873	22,266
Total liabilities	219,918	135,456
Commitments and contingencies
Redeemable convertible preferred stock, par value $0.0001	—	403,997
Stockholders’ deficit:
Common stock, $0.0001 par value	6	2
Additional paid-in capital	726,960	78,950
Accumulated other comprehensive loss	(1,426)	(554)
Accumulated deficit	(249,374)	(102,514)
Total stockholders’ equity (deficit)	476,166	(24,116)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$696,084	$515,337

ETHOS TECHNOLOGIES INC.

Condensed Consolidated Statements of Cash Flows

(In Thousands)(Unaudited)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities
Net income (loss)	$(146,860)	$30,716
Adjustments to reconcile net income to net cash used in operating activities:
Deferred taxes	2,864	1,617
Depreciation and amortization	2,919	2,743
Non-cash interest expense	1,278	1,619
Amortization of discounts and premium, investments	(532)	(639)
Stock-based compensation expense	208,197	10,292
Operating lease right-of-use asset amortization	548	412
Unrealized foreign currency translation	(161)	(134)
Changes in operating assets and liabilities:
Prepaid and other assets	1,886	(10,866)
Accounts payable	25,408	22,634
Accounts receivable	(20,713)	(8,165)
Commissions receivable	(2,100)	(8,926)
Long-term commissions receivable	(69,175)	(22,204)
Accrued expenses	23,781	6,070
Other current liabilities	39,529	(385)
Other long-term liabilities	—	(750)
Net cash provided by operating activities	66,869	24,034
Cash flows from investing activities
Purchase of property and equipment	(678)	(578)
Purchase of investments	(122,388)	(22,210)
Proceeds from maturity of investments	47,315	45,800
Investment in software development costs	(3,337)	(1,797)
Net cash provided by (used in) investing activities	(79,088)	21,215
Cash flows from financing activities
Proceeds from issuance of Class A common stock in initial public offering, net of underwriting discounts and commissions	91,580	—
Proceeds from liabilities related to sale of commissions receivable	—	5,000
Taxes paid related to net share settlement of restricted stock units	(49,085)	—
Repayment of liabilities related to sale of commissions receivable	(6,978)	(4,711)
Proceeds from exercise of stock options and warrants	701	790
Payment of deferred offering costs	(2,843)	(1,118)
Net cash provided by (used in) financing activities	33,375	(39)
Net increase in cash and cash equivalents	21,156	45,210
Effect of exchange rates on cash	(89)	(1)
Cash and cash equivalents, beginning of period	91,091	35,075
Cash and cash equivalents, end of period	$112,158	$80,284

ETHOS TECHNOLOGIES INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In Thousands) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands)
Gross profit	$185,536	$87,427	$375,405	$180,740
Less: sales and marketing	(128,086)	(51,748)	(272,193)	(108,131)
Add: stock-based compensation and related taxes allocated to sales and marketing	1,219	33	11,583	2,020
Add: professional fees allocated to sales and marketing	1,023	550	1,350	916
Add: technology expenses allocated to sales and marketing	1,475	651	2,686	1,447
Add: other expenses allocated to sales and marketing	1,147	734	2,082	1,126
Contribution profit	$62,314	$37,647	$120,913	$78,118
Contribution profit margin	33%	42%	32%	43%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands)
Net income (loss) before provision for income tax	$19,320	$19,771	$(143,226)	$32,882
Interest expense	616	646	1,278	1,619
Interest income	(1,765)	(1,549)	(3,142)	(3,062)
Depreciation and amortization	1,550	1,406	2,919	2,743
Stock–based compensation and related taxes	15,486	478	210,993	10,292
Adjusted EBITDA	$35,207	$20,752	$68,822	$44,474
Adjusted EBITDA margin	19%	23%	18%	24%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands)
Stock–based compensation and related taxes
Sales and marketing	$1,219	$33	$11,583	$2,020
General and administrative	11,831	294	179,935	5,768
Technology (exclusive of amortization)	2,436	151	19,475	2,504
Total	$15,486	$478	$210,993	$10,292

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands, except per share data)
GAAP net income (loss)	$19,531	$18,469	$(146,860)	$30,716
Deemed dividend on the conversion of Series D and D-1 redeemable convertible preferred stock		—	(5,642)	—
GAAP net income (loss) attributable to common stockholders	$19,531	$18,469	$(152,502)	$30,716

GAAP net income (loss)	$19,531	$18,469	$(146,860)	$30,716
Add back: Stock-based compensation expense and related taxes	15,486	478	210,993	10,292
Non-GAAP net income	$35,017	$18,947	$64,133	$41,008
Deemed dividend on the conversion of Series D and D-1 redeemable convertible preferred stock	-	—	(5,642)	—
Non-GAAP net income attributable to common stockholders	$35,017	$18,947	$58,491	$41,008

Per share data:
Weighted-average shares used in computing GAAP net income (loss) per share, basic	63,480	16,544	55,805	16,402
Weighted-average shares used in computing GAAP net income (loss) per share, diluted	65,645	58,794	55,805	58,778
Weighted-average shares used in computing non-GAAP net income per share, basic	63,480	16,544	55,805	16,402
Weighted-average shares used in computing non-GAAP net income per share, diluted	65,645	58,794	63,957	58,778

GAAP net income (loss) per share attributable to common stockholders, basic	$0.31	$1.12	$(2.73)	$1.87
GAAP net income (loss) per share attributable to common stockholders, diluted	$0.30	$0.31	$(2.73)	$0.52
Non-GAAP net income per share attributable to common stockholders, basic	$0.55	$1.15	$1.05	$2.50
Non-GAAP net income per share attributable to common stockholders, diluted	$0.53	$0.32	$0.91	$0.70